Exhibit 10.4


                            DATED December 3, 1998





                            (1) TOUCAN MINING LIMITED

                                     - and -

                         (2) TOUCAN GOLD CORPORATION INC

                                     - and -

                               (3) ANAGRAM LIMITED







            --------------------------------------------------------

                                    AGREEMENT

                    for the sale and purchase of the whole of
             the issued share capital of MINERADORA DE BAUXITA LTDA
            ---------------------------------------------------------







                            MATHESON ORMSBY PRENTICE
                               POUNTNEY HILL HOUSE
                            6 LAURENCE POUNTNEY HILL
                                 LONDON EC4R 0BL

                               TEL: 0171 404 0998
                               FAX: 0171 583 5644


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                                      INDEX


       Clause No.                                          Heading                                       Page No.
-----------------------------------------------------------------------------------------------------------------------------------

           1.             Interpretation                                                                    1
           2.             Sale and Purchase                                                                 4
           3.             Consideration                                                                     4
           4.             Completion Arrangements                                                           4
           5.             Representations, Warranties and Indemnities                                       5
           6.             Discharge from Indebtedness                                                       6
           7.             Secrecy                                                                           6
           8.             General                                                                           6
           9.             Notices                                                                           7
           10.            Law                                                                               7
SCHEDULE I                Particulars of the Company                                                        8
SCHEDULE II               Representations and Warranties                                                    9
SCHEDULE III              Completion Arrangements                                                           10


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         THIS AGREEMENT is made the 3rd day of December, 1998.

                                    BETWEEN:

(1) TOUCAN MINING LIMITED, a private limited company incorporated under the laws of Isle of Man whose registered office is at Celtic House, Douglas, Isle of Man (the "Vendor"); and

(2) TOUCAN GOLD CORPORATION INC., a corporation existing under the laws of the State of Delaware, and whose Principal Executive Offices are situate at 8201 Preston Road, Suite 600, Dallas, Texas 75225, USA (the "Parent"); and

(3) ANAGRAM LIMITED, a private limited company incorporated under the laws of the Isle of Man whose registered office is at Celtic House, Victoria Street, Douglas, Isle of Man (the "Purchaser").

                                    WHEREAS:

         (A) Mineradora de Bauxita Ltda ("the Company") is a private company limited by shares incorporated under the laws of Brazil, the particulars whereof are set out in Schedule I;

         (B) The Vendor is the legal and beneficial owner of the whole of the issued share capital of the Company (hereafter referred to as the "Shares"); and

         (C) Upon the exercise by the Purchaser of an option granted by the Vendor to the Purchaser pursuant to an option agreement dated December 1998 between the Vendor, the Parent and the Purchaser, the Vendor has agreed to sell and the Purchaser has agreed to purchase the Shares on the terms and subject to the conditions hereinafter contained.

         NOW IT IS HEREBY AGREED as follows:

         1.       INTERPRETATION

                  1.1 In this Agreement and the Schedules hereto the following words and expressions shall have the following meanings:

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                  "Completion"                                completion of the obligations of the parties
                                                              required by Clause 5 and Schedule III;

                  "Consideration"                             the consideration for the Shares payable by
                                                              the Purchaser to the Vendor in accordance
                                                              with Clause 3;

                  "the Inter-Company Debt"                    all monies due and owing by the Company to
                                                              the Parent  as evidenced more particularly in


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                                                              the Loan Note (as such term is defined in the
                                                              Option Agreement);

                  "the Option  Agreement"                     the agreement between the
                                                              Vendor, the Parent and the  Purchaser
                                                              dated December 1998  under  which
                                                              inter alia the Vendor granted the
                                                              Purchaser an option to purchase
                                                              the Shares;

                  "p"                                         sterling pennies;

                  "person"                                    any individual, firm, company or other
                                                              incorporated or unincorporated body;

                  "the Purchaser's Solicitors"                Matheson Ormsby Prentice of Pountney Hill
                                                              House, 6 Laurence Pountney Hill, London
                                                              EC4R 0BL;

                  "the Shares"                                all of the issued ordinary shares in the capital
                                                              of the Company legally and beneficially
                                                              owned by the Vendor;

                  "the Vendor's Solicitors"                   Walsh Lawson of 54-62 Regents Street,
                                                              London W1R 5PJ;

                  "the Warranties"                            the representations, warranties and
                                                              undertakings set out in Schedule 2 hereto;

                  "the Warrantors"                            the Vendor and the Parent;

                  "in writing"                                includes any communication made by letter,
                                                              cablegram, telex, facsimile transmission or
                                                              electronic mail;

                  "$, US$"                                    dollars, the lawful currency of the United
                                                              States;

                  "(British Pound)"                           sterling pounds, the lawful currency of the
                                                              United Kingdom;

                  "R$"                                        Reals, the lawful currency of Brazil.

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                  1.2  In  this  Agreement  references  to  statutes,   by-laws,
regulations and delegated legislation shall include any statute, by-law, regulation or delegated legislation modifying, reenacting, extending or made pursuant to the same or which is modified, re-enacted, or extended by the same or pursuant to which the same is made.

                  1.3 A document is in "the agreed form" if it is in the form of a draft agreed between and initialled by or on behalf of the parties hereto on or before the date hereof.

                  1.4 The Schedules to this Agreement are an integral part of this Agreement and references to this Agreement include references to such Schedules.

                  1.5 References in this Agreement to Clauses, Sub-Clauses, paragraphs and Schedules are references to those contained in this Agreement.

                  1.6 All representations, warranties, covenants, undertakings, agreements and obligations given or entered into by the Warrantors hereunder are given or entered into jointly and severally and the act or default of any of the Warrantors shall be deemed to be the act or default (as the case might be) of all of the Warrantors;

                  1.7 Unless the context otherwise requires and unless otherwise specified, for the purpose of construction of the Warranties insofar as the Company carries on any part of its business in a jurisdiction outside England and Wales, the references to any statutory provision enacted or accounting principles applying in England and Wales shall be deemed to include references to any corresponding or equivalent provision in the local legislation in force or generally accepted accounting principles applying where the Company so carries on business and the references to any governmental or administrative authority or agency shall include references to the equivalent local government or administrative authority or agency.

         2.       SALE AND PURCHASE

                  2.1 The Vendor as beneficial owner shall sell and the Purchaser shall purchase for the Consideration the Shares on and with effect from Completion free from any lien, charge, encumbrance, claim, option or equity and together with all dividends, benefits and other rights and privileges accruing or attaching thereto at or in respect of any period after Completion whether accruing or attaching before or after the date of this Agreement.

                  2.2 Neither the Vendor nor the Purchaser shall be obliged to complete the sale and purchase of any of the Shares unless the sale and purchase of all the Shares is completed simultaneously in accordance with provisions of this Agreement.

                  2.3 The Vendor hereby waives any and all pre-emption rights which it may have in relation to the sale of any of the Shares to the Purchaser hereunder whether arising under the constituent documentation of the Company or otherwise.

                  2.4 On completion the Purchaser shall employ Mr David Carmichael on terms satisfactory to him which shall be substantially similar to those in the form of the existing Agreement dated 1 April 1997 of which a copy has been supplied to the Purchaser subject to the


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caveat that the  Purchaser  shall be under no  obligation  to extend to Mr David
Carmichael any terms that shall be more onerous upon the Purchaser in terms of its obligations than those that persist pursuant to the existing Agreement referred to herein.

         3.       CONSIDERATION

         The consideration ("the Consideration") for the sale and purchase hereunder of the Shares shall be the payment by the Purchaser to the Vendor of US$2,500,000 which shall be paid by bank draft to the Vendor's Solicitors upon Completion hereof.

         4.       COMPLETION ARRANGEMENTS

                  4.1 Completion shall take place at the offices of the Vendors Solicitors or such place as shall be reasonably acceptable to both parties at and at Completion each of the parties shall fulfil the obligations imposed upon it by Schedule III.

                  4.2 The Vendor shall (and shall procure that all other necessary parties shall) on and at all times after Completion execute and do all such deeds, documents, acts and things as the Purchaser shall reasonably require at or after Completion for assuring to or vesting in the Purchaser or its nominees the full beneficial ownership of and legal title to the Shares and to such dividends, rights and privileges which are agreed to be sold and purchased hereunder and otherwise for carrying into effect the terms of this Agreement.

         5.       REPRESENTATIONS, WARRANTIES AND INDEMNITIES

                  5.1 The Warrantors hereby represent, warrant, undertake and agree to and with the Purchaser in the terms of Schedule II and such representations, warranties, undertakings and agreements shall be separate and independent of each other shall continue in full force and effect hereafter notwithstanding Completion and shall be and be deemed to be made and given and shall have effect both at the date hereof and immediately prior to Completion by reference to the circumstances subsisting at that time.

                  5.2 The parties acknowledge that the Purchaser is entering into this Agreement in reliance on the Warranties and that the Purchaser is entering into this Agreement with the intention that the business of the Company shall or may be continued as a going concern utilising all the assets subject only to the liabilities to which the Company would on Completion, in accordance with the terms of this Agreement, be entitled and bound and also on the basis that all the Warranties are true, accurate and not misleading in any respect.

                  5.3 The Warrantors shall not allow or procure any act or omission on or before Completion which would constitute a breach of any of the representations, warranties, undertakings or agreements contained in this Agreement and the Warrantors undertake both before and after Completion fully and promptly to notify the Purchaser in writing of any matter or thing which is or might be a breach or non-fulfilment of or inconsistent with any of the same or which would or might entitle the Purchaser to rescind this Agreement or claim damages under it.


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                  5.4 Each of the Warranties  shall be construed as separate and independent and save as otherwise expressly provided shall not be limited by reference to any other warranty, clause, sub-clause, paragraph, sub-paragraph or any provision in this Agreement or the Schedules.

                  5.5 The Warrantors hereby covenant with and undertake to the Purchaser to fully and promptly notify the Purchaser in writing of any matter or thing which may arise or became known to all or any of them after the date hereof which is or might with a lapse of time be a breach of any of the Warranties.

                  5.6 Without prejudice to the foregoing provisions of this Clause the Warrantors hereby agree to indemnify and keep indemnified the Purchaser from and against all claims, demands, actions, damages, losses (including loss of profit), liabilities, penalties and expenses sustained by the Purchaser and/or any other such person directly or indirectly in respect of any breach by the Vendor of any of the above provisions of this Clause and Schedule II.

         6.       DISCHARGE OF INDEBTEDNESS

         The Vendor shall procure on or before Completion that save for the Inter-Company Debt, the Company shall be released from all debts and obligations of any kind owed or outstanding to, and from all guarantees, indemnities, mortgages and surety and security arrangements of any kind given by the Company in favour of, and all rights of subrogation arising against the Company from the Vendor or the Parent.

         7.       SECRECY

         The Vendor hereby undertakes to the Purchaser that the Vendor shall not at any time hereafter save with the prior consent in writing of the Purchaser (which shall not be unreasonably withheld) or as may be required by law or any regulatory requirements divulge or communicate to any person other than to directors, officers, employees or professional advisers of the Vendor or the Parent whose province it is to know the same or its shareholders any secret or confidential information concerning the Company or of any customer or client of the Company save to the extent to which such information shall come within the public domain other than through any unauthorised disclosure by the Vendor or any Associate thereof.

         8.       GENERAL

         Save as is herein provided no failure or delay by the Vendor or the Purchaser in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise by the Purchaser or the Vendor of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

         9.       NOTICES



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                  9.1 Any notice or other communication given or made under this
Agreement shall be in writing and may be delivered to the relevant party or sent by first class prepaid letter, or telex or facsimile transmission to the address of that party specified in this Agreement or to that party's telex or facsimile transmission number thereat or such other address or number as may be notified hereunder by that party from time to time for this purpose and shall be effectual notwithstanding any change of address not so notified.

                  9.2 Unless the contrary shall be proved, each such notice or communication shall be deemed to have been given or made and delivered, if by letter, 48 hours after posting, if by delivery, when left at the relevant address and, if by telex or facsimile transmission, when transmitted.

         10.      LAW

                  10.1 This Agreement shall be governed by and construed in all respects in accordance with the laws of England and the parties agree to submit to the non-exclusive jurisdiction of the English Courts as regards any claim or matter arising in relation to this Agreement.

         IN WITNESS whereof this Agreement has been duly executed the day and year first above written.



TOUCAN MINING LIMITED


By:  /s/ R.P. Jeffcock
     --------------------------
     R.P. Jeffcock



TOUCAN GOLD CORPORATION


By:  /s/ R.P. Jeffcock
     --------------------------
     R.P. Jeffcock




ANAGRAM LIMITED


By:  /s/ David Walsh
     --------------------------
     David Walsh


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                                   SCHEDULE 1

                           Particulars of the Company


Date of Incorporation:                      8 July 1971


Place of registration:                      Junta Comercial do Para, Brazil


Company Registration Number:                15.20002983-8


Authorised Share Capital:                   R$10,000


Issued Share Capital:                       10,000 quotas of R$1.00 each all beneficially held by the
                                            Vendor, the legal ownership of one quota being held by
                                            Mr. Carlos Eduardo Lins e Silva.

Director:                                   Mr. Igor Mousasticoshvily, Rua Figueiredo Magalhaes,
                                            421, Apartamento 301, Rio de Janeiro, RJ.

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                                   SCHEDULE II

                         Representations and Warranties


1. The Vendor shall sell the Shares as beneficial owner and hereby warrants that the Purchaser shall obtain a good title to the Shares free from all liens charges encumbrances or other security interest of whatsoever nature.

2. The Shares are fully paid up and neither the Company nor any third party has exercised or purported to exercise or claimed any lien over any of them, in addition, no person has the right to call for the issue of any share or loan capital of the Company by reason of any conversion rights or under any option or other agreement.

3. The last filed relevant Form 10QSB or 10KSB prior to the exercise of the Option pursuant to the Option Agreement is true and correct in all material respects.


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                                  SCHEDULE III

                             Completion Arrangements


At Completion:

1.       Board Meetings

         The Vendor shall procure that a Board Meeting of the Company is duly convened and held at which valid resolutions are passed:

         (a) that the transfers referred to in paragraph 2 below be approved, and that the Purchaser be forthwith placed on the register of members of the Company as the holder of the Shares;

         (b) that there be appointed as directors and secretary of the Company such persons as the Purchaser may nominate;

         (c) that the resignations of the directors and secretaries and auditors referred to in paragraph 2 below be accepted; and

2. A Board Meeting of the Purchaser is duly convened and held at which valid resolutions are passed approving the purchase of the Shares and the entering into of this Agreement and any other documents to be entered into by the Purchaser and authorising such persons signing on the Purchaser's behalf to do so;

3.       Delivery by the Vendor

         The Vendor shall deliver to the Purchaser's Solicitors:

         (a) copies certified as correct by the Secretary of the Company of the resolutions passed at the Board Meetings referred to in paragraph 1 above;

         (b) duly executed transfers of the Shares in favour of the Purchaser or its nominees together with the relevant share certificates;

         (c) any powers of attorney or other authorities under which any transfers have been executed which shall be duly stamped and executed;

         (d) the statutory books, certificate(s) of incorporation and of incorporation on change of name, up to date as at Completion, and the Common Seal of the Company.

4.       Delivery by the Purchaser



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         The Purchaser  shall deliver to the Vendor's  solicitors the payment of such funds as required pursuant to Clause 3 hereunder.

5.       Release of Sureties, etc.

         The Vendor shall procure that the Company be released from any guarantee, surety, indemnity, mortgage, charge or other security given by it in respect of all or any of the obligations of the Vendor or any shareholder, director, officer or employee of the Vendor.


PRESENT when the COMMON SEAL                         )
WAS AFFIXED HERETO                                   )
by TOUCAN MINING LIMITED                             )
in the presence of:                                  )


Director:


Director/Secretary:


EXECUTED by duly authorized officers of              )
TOUCAN GOLD CORPORATION INC.                         )
in accordance with its by laws and constitution      )




PRESENT when the Common Seal of                      )
ANAGRAM LIMITED                                      )
was affixed hereto in the presence of:               )


Director:


Director/Secretary:


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                                   SCHEDULE 3

                                    Loan Note


                                       12

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                                   SCHEDULE 4

                             Assignment of Loan Note


                                       13

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                                   SCHEDULE 5

                              Details of the Claims


                                       14

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                                   SCHEDULE 6

                           Foreign Counsels' Opinions


                                       15

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PRESENT when the Common Seal of                      )
TOUCAN MINING LIMITED                                )
was affixed hereto                                   )






EXECUTED by duly authorized                          )
officers of TOUCAN GOLD                              )
CORPORATION INC.                                     )
in accordance with its bylaws                        )
and constitution                                     )







PRESENT when the Common Seal                         )
of ANAGRAM LIMITED                                   )
was affixed hereto                                   )


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                                   SCHEDULE II

                           The Supplemental Agreement


                          (Omitted. See Exhibit 10.2)





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